Employee Benefits	12 Months Ended
Dec. 31, 2017
Disclosure of defined benefit plans [abstract]
Employee Benefits
Note 11 - Employee Benefits

Employee benefits mostly include post-employment benefits for Israeli employees who are in the scope of Section 14 of the Israeli Severance Pay Law - 1963, that are accounted for as defined contribution plans. The Group also has immaterial defined benefit plans for which it deposits amounts in appropriate insurance policies. Such amounts are classified as long-term liabilities.

Regarding short-term benefits see Note 10B - Other Current Liabilities.

Regarding share-based payments see Note 23 - Share-Based Payments.

Post-employment benefit plans - defined contribution plan

	For the year ended December 31
	2017	2016	2015
	USD thousands	USD thousands	USD thousands
Amount recognized as expense in respect of defined contribution plan	462	368	243